January 30, 2012

Athena Silver Corporation

Dear Directors:

We are pleased to confirm the engagement of GVC Capital LLC (“GVC Capital”) by Athena Silver Corporation, Inc. (the “Company”) on a non-exclusive basis as financial advisor to assist the Company on matters of capital formation, mergers and acquisitions and strategic planning.

1.

Definitions.  As used in this Agreement, the following terms shall have the following meanings:

(a)

“GVC Capital Contact” is any party or entity, or their respective affiliates, contacted by GVC Capital or with whom GVC Capital had substantive discussions or participated in negotiations with during the Engagement Period, or from any party or entity referred to the Company directly or indirectly by GVC Capital during the Engagement Period.  The Company has provided GVC Capital a list of companies that are excluded from companies that GVC Capital may contact without the Company’s prior consent (the “Exclusion List”).  The Exclusion List is attached as Exhibit B.  A company that is on the Exclusion List shall not be a GVC Capital Contact unless the Company and GVC Capital specifically agree otherwise.  GVC Capital shall also provide the Company, from time to time, a list of companies that it intends to contact with regard to a Financing Transaction.

(b)

“Engagement Period” is defined in paragraph 4 of this Agreement.

(c)

A “Third Party” is an individual or entity from which financing is sought or an entity with which the Company may enter into a Transaction.

2.

Compensation.  You agree to pay us the following fees for our services under this Agreement:

(a)

Advisor Warrants.  The Company shall sell GVC Capital, or its designees, for the sum of $100, warrants (“Advisor Warrants”) to purchase a total of 143,000 shares of its common stock, exercisable at $0.25 per share at any time within five years of the date of their issuance.  The Advisor Warrants shall contain standard anti-dilution provisions; shall provide their holders with “piggy-back” registration rights at the Company’s cost; and contain a cashless exercise provision.

3.

Expenses.  In addition to payment of our fees hereunder, and regardless of whether any Financing Transaction is entered into, you will reimburse us for all reasonable travel and other out-of-pocket expenses incurred in connection with our activities under this Agreement. You shall reimburse us for such expenses not later than ten days after we present you satisfactory documentation with respect to such expenses, which documentation we will submit to you on a timely basis.

Athena Silver Corporation

January ____, 2012

4.

Term of Agreement and Termination.

(a)

Term of Agreement.  Our engagement hereunder is for a period commencing on the date of this letter and continuing for 30 days from the date we complete our initial due diligence investigation of the Company (the “Initial Engagement Period”).

5.

Right to Proceed.  You shall have the right, in your sole and absolute discretion, to decline to proceed with a Transaction.   In the event you do elect not to proceed with a Transaction, your only obligation to GVC Capital shall be reimbursement of actual out-of-pocket expenses incurred by GVC Capital subject to your prior approval of such expenses.

6.

Information.  You will furnish us (and you agree to request that each prospective Third Party with which you enter into negotiations furnish us) with such information as we believe appropriate to our engagement (all such information so furnished being the “Information”).  You represent and warrant to us that all such information concerning the Company and your affiliates is and will be true and accurate in all material respects and does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made.  You recognize and confirm that we (a) may use and rely primarily on the Information and on information available from generally recognized public sources in performing the services contemplated by this Agreement without having independently verified the same, (b) do not assume responsibility for the accuracy or completeness of the Information and such other information.

7.

Confidentiality.  You agree and understand that as a condition of our furnishing information about prospective financing sources, you will treat confidentially any information our agents or we furnish you.  You will not, and you will direct your directors, officers, employees and representatives not to disclose to any other party either the fact that a discussion or negotiations are taking place concerning a possible Financing Transaction, or any of the terms, conditions or other facts with respect to any such possible transaction, unless you have our prior written permission to do so.  You also agree that any advice we render, whether formal or informal, will be prepared solely for the confidential use of your Board of Directors and senior management and it will not be reproduced, summarized, described or referred to or given to any other person without our prior written consent.

We will use our best efforts to maintain all “Confidential Information” confidential except as authorized by you or this Agreement.  Information will be treated as “Confidential Information” if it is (a) identified as being confidential at the time of disclosure by an appropriate marking on the face thereof; or (b) if the information is provided orally or in any other transitory medium, it is identified as confidential orally at the time of disclosure and in writing within thirty (30) days after such disclosure.  Excluded from this confidentiality agreement is Information (i) that is or becomes publicly available through no disclosure by us in violation of the foregoing or is received or becomes lawfully available to us from any third party not then under any obligation of confidentiality to you; (ii) that is required by law or legal process to be made available to third parties; or (iii) that is routinely published by you in accordance with SEC filings, FINRA filings, or otherwise publicly released by your management.  You specifically authorize us to disclose any information regarding you and the Financing Transaction to a prospective Third Party approved by you.

We have the right to place advertisements in financial and other newspapers and journals at our

Athena Silver Corporation

January ____, 2012

own expense describing our services to you hereunder.

8.

No Limitation on Other Engagements.  As you know, GVC Capital is a full service securities firm and as such may from time to time we may effect transactions, for our own account or the account of our customers; and we hold positions in securities or options on securities of other companies, which may become either a lender or investor for the purpose of this Agreement.  We shall not by this Agreement be prevented or barred from rendering services of the same or similar nature as herein described, or services of any nature whatsoever for, or on behalf of, persons, firms, or corporations other than the Company.  You acknowledge that we are not registered or licensed as a broker-dealer with all state securities commissions or other regulatory authorities and that should we introduce you to an institutional investor, venture capital or other potential source of capital, we shall not, and shall not be required to, participate in any negotiations with respect to such financing in any state wherein such activity requires prior registration as a securities broker-dealer and is not exempt from such registration.  You further acknowledge that nothing in this Agreement shall require us to perform services for which the rendering of such services would violate any applicable law.

9.

Arbitration.  The parties agree that all controversies which may arise between them concerning any Financing Transaction, the construction, performance or breach of this or any other agreement between them, whether entered into prior, on, or subsequent to the date hereof, or any other matter, including but not limited to, securities activity, investment advice or in any way related thereto, shall be determined by arbitration in accordance with the rules of the American Arbitration Association.  This shall inure to the benefit of and be binding on the Company, GVC Capital, their officers, directors, registered representatives, agents, independent contractors, employees, sureties, and any person acting on their behalf in relation to acting subject to this Agreement.  Any award rendered in arbitration may be enforced in any court of competent jurisdiction.

10.

Limitation on GVC Capital’s Engagement.  The obligations of GVC Capital described in this Agreement consist solely of acting as a financial advisor to the Company.  In such capacity, we shall act as an independent contractor, and in no event shall we be required by this Agreement to act as your agent or otherwise to represent or make decisions for you.  All final decisions with respect to acts of the Company or your affiliates, whether or not made pursuant to or in reliance on information or advice furnished by us hereunder, shall be those of the Company or such affiliates and we shall under no circumstances be liable for any expense incurred or loss suffered by you as a consequence of such decisions.

11.

Indemnification.  Recognizing that transactions of this type sometimes result in litigation, the parties agree to the Indemnification provisions set forth in Exhibit A to this Agreement, which are incorporated by reference herein.  You agree that, without our prior written consent, you will not settle, compromise, or consent to the entry of any judgment in any pending or threatened claim, action, or proceeding in respect of which indemnification could be sought under the indemnification provision of this Agreement (whether or not GVC Capital or any other Indemnified Person is an actual or potential party to such claim, action, or proceeding), unless such settlement, compromise, or consent includes an unconditional release of each Indemnified Person from all liability arising out of such claim, action, or proceeding.

12.

No Breach by Company.  You represent that consummation of the transactions contemplated herein will not result in a material breach of any of the terms, provisions or conditions of any written agreement to which you are a party.

Athena Silver Corporation

January ____, 2012

13.

Notice.  Any or all notices, designations, consents, offers, acceptances, or other communications provided for herein shall be given in writing and delivered in person, by facsimile, by a recognized courier service or by a recognized overnight delivery service, or by registered or certified mail, return receipt requested, directed to the address shown below unless notice of a change of address is furnished.

If to GVC Capital:

GVC Capital LLC

5350 S. Roslyn Street, Suite 400

Greenwood Village, CO 80111

Attn:  Vicki D.E. Barone

Fax:

If to the Company:

Athena Silver Corporation

2010 A. Harbison Drive # 312

Vacaville, CA  95687

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service, or, if mailed, when actually received.

14.

Assignability.  If during the term of this Agreement or while warrants or options granted to us pursuant to paragraph 2 above are exercisable, you merge with, consolidate, are acquired, enter into a share exchange, or enter into a sale of conveyance to another entity of substantially all of your assets, the entity that consolidates, merges, acquires, enters into an exchange with, or purchases your assets shall assume the benefits and obligations of this Agreement.  If the Engagement Period has expired but we or our assigns continue to hold options or warrants that are exercisable to purchase your securities at the time of any such transaction or if you undertake a reclassification or reorganization, we shall be entitled to receive the kind and amount of shares of stock or other securities or property receivable upon any such merger, consolidation, acquisition, exchange, reclassification, reorganization, or upon the dissolution following any sale or other transfer of assets that is issued or issuable to all other holders of options of the Company or any successor.  The provisions of this Section shall similarly apply to any successive consolidations, reclassifications, reorganizations, mergers, acquisitions, exchanges, sales, or other transfers.  In the event of a sale of all or substantially all of the assets of the Company, the Company shall cause the purchaser of such assets to assume the rights, benefits, and obligations of this Agreement as a condition of such sale or transfer.  We may not assign this Agreement.

15.

Governing Law.  The laws of the State of Colorado governing contracts made and to be performed in Colorado shall govern the agreement expressed herein, without giving effect to principles of conflicts of law.

16.

Successors and Assigns.  This agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Any attempt by either party to assign any rights, duties, or obligations that may arise under this Agreement without the prior written consent of the other party shall be void.

17.

Counterparts.  This agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed the same document.

Athena Silver Corporation

January ____, 2012

18.

Entire Agreement/Amendments.  This agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes and cancels any prior communication, understanding, and agreements between the parties.  This agreement cannot be modified or changed except by a writing signed by both parties.

19.

Waiver.  The party entitled to the benefit thereof may waive any of the terms and conditions of this Agreement at any time and from time to time in writing, but a waiver in one instance shall not be deemed to constitute a waiver in any other instance.  A failure to enforce any provision of this Agreement shall not operate as a waiver of this provision or of any other provision hereof.

20.

Survival.  The provisions of this Agreement relating to the payment of fees and expenses, indemnification, limitations on the liability of Indemnified Parties, contribution, settlements, the status of GVC Capital as an independent contractor, the limitation on to whom GVC Capital shall owe any duties, and arbitration shall survive any termination of our engagement hereunder.

21.

Severability.  In the event that any provision of this Agreement shall be held to be invalid, illegal, or unenforceable in any circumstances, the remaining provisions shall nevertheless remain in full force and effect and shall be construed as if the unenforceable portion or portions were deleted.

Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed copy of this letter, which shall become a binding agreement upon our receipt.  We are delighted to accept this engagement and look forward to working with you on this assignment.

Very truly yours,

GVC CAPITAL LLC

By:

/s/ Vicki D. E. Barone

Vicki D.E. Barone

Senior Managing Partner

Accepted and Agreed

To as of the date

First written above:

ATHENA SILVER CORPORATION

By:

/s/ John C. Power

John C. Power, President

EXHIBIT A

INDEMNIFICATION.

(a)

Recognizing that transactions of this type sometimes result in litigation and that GVC Capital's role is limited to acting as the Company’s financial advisor, the Company agrees to indemnify GVC Capital and its affiliates (and the directors, officers, agents, employees and controlling persons of GVC Capital and its affiliates)(each, an "Indemnified Person") to the full extent lawful, from and against any and all claims, damages, losses, liabilities and expenses, joint or several to which such Indemnified Person may become subject under applicable federal or state law, or otherwise ("Damages"), related to or arising out of the Financing Transaction, the engagement of GVC Capital pursuant to this Agreement, the performance by GVC Capital of the services contemplated by this Agreement, or any failure to consummate the Financing Transaction.  “Damages” shall also include, without limitation, reasonable fees and disbursements of such Indemnified Person's counsel and such Indemnified Person's reasonable travel and other out-of-pocket expenses incurred in connection with the investigation of or preparation for any pending or threatened litigation, action, claim, or proceeding (an “Action”) arising therefrom.  The Company will reimburse each Indemnified Person for all Damages as they are incurred, whether or not such Indemnified Person is a party and whether or not any action or proceeding actually is commenced.  The Company will not be liable under the foregoing indemnification provisions to the extent that any Damages are found in any final judgment by a court to have resulted from the wrongful or grossly negligent acts (“Wrongful Acts”) of the Indemnified Person.

(b)

GVC Capital agrees to indemnify the Company and its affiliates (and the directors, officers, agents, employees and controlling persons of the Company and its affiliates) to the full extent lawful against any and all Damages as incurred arising out of Wrongful Acts of GVC Capital in connection with its performance under this Agreement.

(c)

Each indemnifying party further agrees that it will not settle or compromise or consent to the entry of any judgment in any pending or threatened Action in respect of which indemnification may be sought hereunder (whether or not an Indemnified Person is a party therein) unless the indemnifying party shall have given the Indemnified Person reasonable prior written notice thereof and used all reasonable efforts, after consultation with the Indemnified Person, to obtain an unconditional release of each Indemnified Person from all liability arising therefrom.

(d)

If for any reason the foregoing indemnification is unavailable to the Indemnified Person, or insufficient to hold it harmless, then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the parties, but also the relative fault of the parties, as well as any relevant equitable considerations.  In no event will the aggregate amount the Indemnified Persons are required to contribute exceed the amount of fees (excluding expense reimbursement) actually paid to GVC Capital.  The reimbursement, indemnity and contribution obligations of the parties under this paragraph shall be in addition to any liability which the parties may otherwise have and shall be binding upon and inure to the benefit of any successor, assigns, heirs and personal representatives of the Company, GVC Capital, and any other Indemnified Person.

(e)

The provisions of this Exhibit shall apply to the engagement (including related activities before the date hereof) and any modification thereof and shall remain in full force and effect regardless of the completion or termination of the engagement.

(f)

Promptly after receipt by an Indemnified Person under subparagraphs (a) or (b) above of written notice of the commencement of any Action, the Indemnified Person shall, if a claim in respect thereof is to be made against the indemnifying party under such section, notify the indemnifying party in writing of the commencement of that Action; the failure to notify the indemnifying party shall not relieve it of any liability which it may have to an Indemnified Person, except to the extent that the indemnifying party did not otherwise have knowledge of the commencement of the Action and the indemnifying party’s ability to defend against the Action was prejudiced by such failure.  If any such Action shall be brought against an Indemnified Person, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Person, unless the Indemnified Person reasonably believes that the indemnifying party’s interest in the Action is adverse to that of the Indemnified Person.  After notice from the indemnifying party to the Indemnified Person of its election to assume the defense of such Action, the indemnifying party shall not be liable to the Indemnified Person for any legal or other expenses subsequently incurred by the Indemnified Person in connection with the defense thereof other than reasonable costs of investigation, and the cost of any attorney for the Indemnified Person to represent such Indemnified Person’s interests in the Action.